Redeemable noncontrolling interests	12 Months Ended
Dec. 31, 2018
Redeemable noncontrolling interests
19.	REDEEMABLE NONCONTROLLING INTERESTS

In April and November 2017, Live.me, the Company and certain investors entered into share subscription and purchase agreements and certain other investment agreements to issue Series A Preferred Shares and B Preferred Shares (collectively as the “Live.me Preferred Shares”) for an aggregate cash consideration of RMB306,085 and RMB329,710 respectively. After the issuance of the Live.me Preferred Shares, the Group still held approximately 52.1% equity interests in Live.me on a fully-diluted, post-investment basis.

The Group determined that Live.me Preferred Shares should be classified as mezzanine equity since they are contingently redeemable. The Group accreted Live.me Preferred Shares to their redemption value, which is purchase price plus 6% compound interest per year over the period since issuance to the earliest redemption date using the interest method. The Group recorded accretion of nil, RMB13,451 and RMB38,601 (US$5,614) for the years ended December 31, 2016, 2017 and 2018, respectively.

The redeemable noncontrolling interests for the years ended December 31, 2017 and 2018 are summarized below:

RMB
Balance at December 31, 2016	—
Issuance	635,795
Accretion	13,451

Balance at December 31, 2017	649,246
Accretion	38,601

Balance at December 31, 2018	687,847

Balance at December 31, 2018 in US$	100,043